                      AIRCRAFT PARTS SECURITY AGREEMENT


     This is the AIRCRAFT PARTS SECURITY AGREEMENT, dated as of December 7, 1993, between World Airways, Inc., a Delaware corporation ("Company"), and BNY Financial corporation ("Lender").

     Company and Lender are parties to an Accounts Receivable Management and Security Agreement dated as of December 7, 1993 (as amended, modified and supplemented and in effect from time to time, the "A/R Agreement"), pursuant to which Company has granted to Lender a security interest in certain personal property of Company, as security for the Secured Obligations (as hereinafter defined).

     To induce Lender to enter into the A/R Agreement and to extend credit there under, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secure Obligations. Accordingly, the parties hereto agree as follows:

     Section 1.  Definitions.  Terms defined in the A/R Agreement are used
                 -----------
herein as defined therein.  In addition, as used herein:

     "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.
      ----------

     "Engine" means the engine identified on Schedule I hereto and any and all
      -------                                ----------
Parts so long as the same shall be incorporated or installed in or attached to such engine.

     "FAA" means the United States Federal Aviation Administration, the
      ---
Administrator thereof and any agency or instrumentality of the Government succeeding to their functions.

     "Federal Aviation Act" means the Federal Aviation Act of 1958, as amended,
      --------------------
or any subsequent legislation that amends, supplements or supersedes the Federal Aviation Act and any reference to a provision or provisions of such Act shall also mean and refer to any successor provisions, however designated or distributed.

     "Government" means the federal government of the United States of America,
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and any instrumentality or agency thereof.

     "Parts" means any and all appliances, parts, instruments, appurtenances,
      -----
accessories, and other equipment of whatever nature which may be maintained for installation or use in an aircraft engine.

     "Secured Obligations" means and includes all Loans, all advances, debts,
      -------------------
labilities, obligations, covenants and duties owing by Company to Lender (or any corporation that directly or indirectly controls or is controlled buy or is under common control with Lender) of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money or the performance or nonperformance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including, without limitation, any debt, liability or obligation owing from Company to others which Lender may have obtained by assignment or otherwise and further including, without limitation, all interest, charges or any other payments Company is required to make by law or otherwise arising under or as a result of the A/R Agreement, this Agreement and the Ancillary Agreements, together with all reasonable expenses and reasonable attorneys' fees chargeable to Company's account or incurred by Lender in connection with Company's account whether provided for in the A/R Agreement, this Agreement, or in any Ancillary Agreement.

     "Spare Parts" shall mean the items listed on Schedule III hereof and all
      -----------
substitutions, modifications and replacements thereof.

     "Uniform Commercial Code" shall mean, unless the context otherwise
      -----------------------
requires, the Uniform Commercial Code as in effect in the State of New York from time to time.

     Section 2.  Representations, Warranties and Covenants.  Company represents,
                 -----------------------------------------
warrants and covenants to Lender that, in addition to the representations, warranties and covenants contained in the A/R Agreement, which are incorporated herein by reference:

     2.1 Company is the sole legal and beneficial owner of the Collateral and no security agreement, financing statement, mortgage, lease, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record with the FAA or in any other public office, except for the security interest in favor of Lender created or provided for herein which security interest will constitute, when this Agreement is filed with the FAA and when UCC-1 financing statements are filed as contemplated by the A/R Agreement, a perfected security interest in and to all of the Collateral.

     2.2 The Engines and the Spare Parts will not be maintained, used or operated (i) in violation of any law or any rule, regulation or order of any governmental authority having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to any Engine issued by such authority, (ii) so as to invalidate any manufacturer's warranty or (iii) so as to invalidate any insurance required by the A/R Agreement.

     2.3  Company shall maintain the Spare Parts at the locations described on
Schedule II hereto.

     2.4 Company, at its own cost and expense, shall maintain, service, repair, overhaul and test the Engines and Spare Parts in accordance with the maintenance program approved by the FAA, so as to keep the Engines and Spare Parts in as good an operating condition as when delivered to Company, ordinary wear and tear excepted.

     2.5 Company shall maintain all records, logs and other materials required by the FAA.

     2.6 Within 20 days after the Closing Date, and at all times thereafter so long as the Engine is subject to the security interest created by this Agreement, Company shall affix and maintain on the Engine, a nameplate identifying the security interest of Lender created by this Agreement, as follows:

               SUBJECT TO AN AIRCRAFT PARTS SECURITY AGREEMENT
                       IN FAVOR OF BNY FINANCIAL CORP.
                              OR ITS SUCCESSOR

and Company shall not permit the name of any person (other than the Company) to be placed on the Engine as a designation that might be interpreted as a claim of ownership of, or Lien on, such Engine.

     2.7 Company is an air carrier certificated under Section 604(b) of the Federal Aviation Act.

     Section 3.  Collateral.  As collateral security for the prompt payment in
                 ----------
full when due (whether at stated maturity, by acceleration or otherwise) of the Secure Obligations, Company hereby pledges and grants to Lender, a security interest in all of Company's right, title and interest in the following property, whether now owned by Company or hereafter acquired and whether now existing or hereafter coming into existence, and wherever located (all being collectively referred to herein as "Collateral"):

     (a)  the Engines;

     (b)  the Spare Parts;

     (c) all substitutes, renewals and replacements of, and additions, improvements, accessions and accumulations to, the foregoing items;

     (d)  any lease or chattel paper with respect to any of the foregoing items;

     (e) all log books, manuals, data, modification and overhaul records, maintenance records, bills of sale, manufacturers' warranties and any other documents maintained with respect to, or relating to, the foregoing items;

     (f) all requisition proceeds, warrant proceeds and proceeds of policies of insurance from the foregoing items; and

     (g)  all proceeds from the foregoing items.

     Section 4.  Further Assurances.  In furtherance of the grant of the
                 ------------------
security interest pursuant to Section 3 hereof, Company hereby agrees with Lender as follows:

     4.1  Delivery and Other Perfection.  Company shall:
          -----------------------------

     (a) give, execute, deliver, file and record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable Lender to exercise and enforce its rights hereunder with respect to such security interest;

     (b) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as Lender may reasonably require in order to reflect the security interest granted by this Agreement;

     (c) subject to the provisions of the A/R Agreement, permit representatives of Lender during normal business hours to inspect and make copies and abstracts from its books and records pertaining to the Collateral.

     4.2  Other Financing Statements and Liens.  Without the prior written
          ------------------------------------
consent of Lender, Company shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, with the FAA or in any other public office, any security agreement, financing statement, mortgage, lease, equivalent security or loan instrument or continuation statement with respect to the Collateral in which Lender is not named as the sole secured party.

     4.3  Perfection.  Prior to or concurrently with the execution and delivery
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of this Agreement, Company shall file this Agreement with the FAA and such other documents in such offices as Lender may request to perfect the security interest granted by Section 3 of this Agreement.

     4.4  Termination.  When all Secured Obligations shall have been paid and
          -----------
performed in full in cash, this Agreement shall terminate, and Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representations whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of Company. Lender shall also execute and deliver to Company upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by Company to effect the termination and release of the security interest created hereby on the Collateral.

     4.5  Further Assurances.  Company shall, from time to time upon the written
          ------------------
request of Lender, execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order fully to effect the purposes of this Agreement.

     Section 5.  Miscellaneous.
                 -------------

     5.1  No Waiver.  No failure on the part of Lender or any of its agents to
          ---------
exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     5.2  Governing Law and Waiver of Jury Trial.  THIS AGREEMENT SHALL BE
          --------------------------------------
GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. LENDER SHALL HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER APPLICABLE LAW INCLUDING, BUT NOT LIMITED, TO THE UNIFORM COMMERCIAL CODE OF NEW YORK. COMPANY AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER SECURED OBLIGATIONS SHALL BE LITIGATED IN THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND COMPANY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS. COMPANY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON COMPANY MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO COMPANY AT COMPANY'S ADDRESS APPEARING HEREIN, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED WHEN RECEIVED. BOTH PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN COMPANY AND LENDER AND COMPANY WAIVES THE RIGHT TO ASSERT IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH REGARD TO THIS AGREEMENT OR ANY OF THE SECURED OBLIGATIONS ANY OFFSETS OR COUNTERCLAIMS WHICH IT MAY HAVE.

     5.3  Notices.  All notices and other communications provided for in this
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Agreement shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:

     if to Company:

     World Airways, Inc.
     13873 Park Center Road
     Herndon, Virginia  22071

     Attention:  Chief Financial Officer

     Telephone:  (703) 834-9200
     Telecopy:  (703) 834-9211


     if to Lender:

     BNY Financial Corporation
     1290 Avenue of the Americas
     New York, New York  10104

     Attention:  Robert Grbic, VP

     Telephone:  (212) 408-7292
     Telecopy:  (212) 408-4384


     5.4  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the respective successors and assigns of Company, and Lender (provided, however, that Company shall not assign or transfer its rights hereunder without the prior written consent of Lender).

     5.5  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     5.6  Lender.  Lender may employ agents and attorneys-in-fact in connection
          ------
herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     5.7  Severability.  If any provision hereof is invalid and unenforceable in
          ------------
any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     5.8  Entire Understanding.  This Agreement, the A/R Agreement and the
          --------------------
Ancillary Agreements contain the entire understanding between Company and Lender and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by the Company's and Lender's respective officers. Neither this Agreement, the A/R Agreement, the Ancillary Agreements, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          WORLD AIRWAYS, INC.,
                                          a Delaware corporation



                                          By: /s/ A. Scott Andrews
                                             -------------------------------
                                          Name:   A. Scott Andrews
                                          Title:  Chief Financial Officer



                                          BNY FINANCIAL CORPORATION



                                          By:
                                             -------------------------------
                                          Name:
                                          Title:  Vice President

                                 SCHEDULE I
                                 ----------


     One General Electric Engine Model CF6-D1A, Serial Number 451-109, which is 750 or more rated takeoff horsepower or its equivalent.

                                 SCHEDULE II
                                 -----------


                      WORLD AIRWAYS LOCATION ADDRESSES
                      --------------------------------


ITEM #
- ------

1    AGES - AVIATION ACCESSORIES CO
     645 Park of Commerce Way
     Boca Raton, FL  33487

2    WORLD AIRWAYS, INC.
     c/o Dynair
     5011 Aircraft Drive
     Anchorage, AK  99519

3    WORLD AIRWAYS, INC.
     2460 Remount Road
     Suite 105
     Charleston, SC  29418

9    WORLD AIRWAYS, INC.
     Rhein Main Flughafen
     Building 202 Room 1123
     600 Frankfurt/Main 75
     Frankfurt, Germany

10   WORLD AIRWAYS, INC.
     c/o TIMCO, Inc.
     623 Radar Road
     Greensboro, NC  27410

11   HAECO
     Main Storeroom
     Tai-Kai International Airport
     Hong Kong

12   WORLD AIRWAYS,INC.
     c/o P/T Garuda lndonesia
     Material Department (CGKMDGA)
     Garuda Maintenance Facility
     Soekarno-Hatta International Airport
     Cengkareng 19101  Box 303 Bush

     Location Addresses
     Page 2

13   WORLD AIRWAYS, INC.
     71 Industrial Blvd
     Southgate Industrial Center
     New Castle, DE 19720

14   WORLD AIRWAYS, INC.
     71 Industrial Blvd
     Unserviceable Room
     Southgate Industrial Center
     New Castle, DE 19720

15   WORLD AIRWAYS, INC.
     c/o A.M.R, Services
     Cargo Bldg 263, Door #1
     JFK Int'l Airport
     Jamaica, NY  11430

16   WORLD AIRWAYS, INC.
     c/o A.M.R, Services
     Unserviceable Room
     Cargo Bldg 263, Door #1
     JFK Int'l Airport
     Jamaica, NY  11430

17   WORLD AIRWAYS, INC.
     Bldg E-3, Ground Floor MAS TEC
     OP Center, Eng Supplies Manager
     Subang Int'l Airport
     Selangor, West Malaysia

18   WORLD AIRWAYS, INC.
     Bldg E-3, Ground Floor MAS TEC
     Unserviceable Room
     OP Center, Eng Supplies Manager
     Subang Int'l Airport
     Selangor, West Malaysia

19   WORLD AIRWAYS REP/DYNAIR
     211 California Street
     LAX Int'l Airport
     El Segundo, CA  90245

Location Addresses
Page 3


20   JIT-AERO Ltd
     Unit 16
     Gatewick Metro Center
     Balcombe Road
     Horley Surry  RH69GA

21   JIT-AERO Ltd
     Unit 16
     Gatewick Metro Center
     Unserviceable Room
     Balcombe Road
     Horley Surry  RH69GA

22   THE MEMPHIS GROUP
     3900 Willow Lake Blvd
     Memphis, TN  38118

23   WORLD AIRWAYS, INC. (NO BULK)
     c/o United Aerodynamics
     6995 N.W. 46th Street
     Miami, FL  33166

24   WORLD AIRWAYS, INC. (NO BULK)
     c/o United Aerodynamics
     6995 N.W. 46th Street
     Miami, FL  33166

25   WORLD AIRWAYS, INC. (NO BULK)
     c/o United Aerodynamics
     Unserviceable Room
     6995 N.W. 46th Street
     Miami, FL  33166

26   WORLD AIRWAYS, INC.
     Atlantic Aviation Bldg #2
     PHL Int'l Airport
     Philadelphia, PA  19153

Location Addresses
Page 4


33   WORLD AIRWAYS, INC.
     Signature Inn
     6515 Signature Drive
     Louisville, KY  40213
     Room 108

37   AIR ASIA
     4-2 No. 22 Lane 618
     Ming Ch'uan East Road
     Taipei, Taiwan
     Republic of China

38   WORLD AIRWAYS, INC.
     c/o 6511C Field Avenue
     White House, OH  43571